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(JOHN HANCOCK(R) LOGO)                                                                                  NOT FOR USE IN NEW YORK
JOHN HANCOCK ANNUITIES
                                                                                    JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                                                                                      [P.O. Box 9505, Portsmouth, NH 03802-9505] (1)
                                                                [Overnight mail: 164 Corporate Drive, Portsmouth, NH 03801-6815] (2)
                                                                                              [800-344-1029 www.jhannuities.com] (3)
                                                                                               Home Office: Bloomfield Hills, MI

                                                    [MVA Product Application] (4)
                                         SINGLE PAYMENT MODIFIED GUARANTEED DEFERRED ANNUITY

1    EXPECTED INITIAL PREMIUM

     Expected Initial Premium   Expected initial premium includes any assets coming from another financial institution (i.e., 1035
     $ ______________________   exchange, qualified plan rollover, etc.) Amount of actual premium received will appear in the delivered contract/certificate.

2    OWNER (oldest)

     ____________________________________________________________________________________   [ ] Male   [ ] Female   [ ] Trust/Entity
     Name (First, Middle, Last or Name of Trust/Entity)

     __________________________   _______________________________________________________   ________________________________________
     Date of Birth (mm/dd/yyyy)   Social Security Number/Tax Identification Number          Email Address

     ____________________________________________________________________________________   ________________________________________
     Mailing Address                                                                        City, State, Zip

     ____________________________________________________________________________________   ________________________________________
     Residential Address (required if different from mailing or address is PO Box)          Client Brokerage Account Number

     CO-OWNER

     ____________________________________________________________________________________   [ ] Male   [ ] Female   [ ] Trust/Entity
     Name (First, Middle, Last or Name of Trust/Entity)

     __________________________   _______________________________________________________   ________________________________________
     Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number                 Email Address

     ____________________________________________________________________________________   ________________________________________
     Mailing Address                                                                        City, State, Zip

     ____________________________________________________________________________________
     Residential Address (required if different from mailing or address is PO Box)

3    ANNUITANT (Applicable for Nonnatural Owners and Nonqualified plans if different from Owner)

     ____________________________________________________________________________________   [ ] Male   [ ] Female   [ ] Trust/Entity
     Name (First, Middle, Last or Name of Trust/Entity)

     __________________________   _______________________________________________________   ________________________________________
     Date of Birth (mm/dd/yyyy)   Social Security Number/Tax Identification Number          Email Address

     ____________________________________________________________________________________   ________________________________________
     Mailing Address                                                                        City, State, Zip

     ____________________________________________________________________________________
     Residential Address (required if different from mailing or address is PO Box)

     CO-ANNUITANT (if different from co-owner)

     ____________________________________________________________________________________   [ ] Male   [ ] Female   [ ] Trust/Entity
     Name (First, Middle, Last or Name of Trust/Entity)

     __________________________   _______________________________________________________   ________________________________________
     Date of Birth (mm/dd/yyyy)   Social Security Number/Tax Identification Number          Email Address

     ____________________________________________________________________________________   ________________________________________
     Mailing Address                                                                        City, State, Zip

     ____________________________________________________________________________________
     Residential Address (required if different from mailing or address is PO Box)
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156-MVA-09                           Page 1 of 4                   MVAAPPEX 8/09

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                                                      [MVA Product Application]

4    BENEFICIARIES

     If a co-owner was selected in Section 2, the surviving owner will be the primary beneficiary.              THE PRIMARY
     Contingent beneficiaries receive proceeds only if all primary beneficiaries pre-decease the       BENEFICIARIES AND CONTINGENT
     owner. If you wish to restrict the death payment options for any of the beneficiaries listed      BENEFICIARIES MUST EACH EQUAL
     below, please complete the Restricted Beneficiary Payout form located on www.jhannuities.com.     100% OF PROCEEDS. PLEASE USE
                                                                                                          WHOLE PERCENTAGES ONLY.
     Beneficiary will be the Owner's estate if left blank.

     PRIMARY BENEFICIARY                                             CONTINGENT BENEFICIARY (optional)

     1   Name:                                                       Name:

         Relationship:                                               Relationship:

         Percentage allocated:                     _____________ %   Percentage allocated:                         _____________ %

     2   Name:                                                       Name:

         Relationship:                                               Relationship:

         Percentage allocated:                     _____________ %   Percentage allocated:                         _____________ %

     NOTE: TO NAME ADDITIONAL BENEFICIARIES, PLEASE USE THE SPACE IN SPECIAL INSTRUCTIONS (SECTION 7).

5    TYPE OF ANNUITY

     PLAN TYPE:                         TAX-QUALIFIED PLANS:

     [ ] Qualified   [ ] Nonqualified   [ ] IRA ________ (Tax Year)   [ ] Roth IRA ________ (Tax Year)   [ ] IRA Rollover
                                        [ ] IRA Transfer              [ ] Other ____________________________________________

6    GUARANTEED PERIOD (PLEASE CHECK ONE. CHECK AVAILABILITY, NOT ALL GUARANTEE PERIODS MAY BE AVAILABLE.)

     [ [ ] 3-Year    [ ] 5-Year   [ ] 7-Year   [ ] 10-Year] (5)

7    SPECIAL INSTRUCTIONS (WRITE IN) OR OPTIONAL RIDERS
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                            Page 2 of 4                            MVAAPPEX 8/09

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                                                      [MVA Product Application]

8    ADDITIONAL STATE DISCLOSURES

     [FOR APPLICANTS IN ALL STATES EXCEPT AK, AZ, CO, DE, DC, FL, ID, IN, KY, MD, ME, NE, NJ, NM, OH, OK, OR, PA, TN, VA, VT, WA:
     Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     FOR AK APPLICANTS: A person who knowingly and with intent to injure, defraud, or deceive an insurance company files a claim containing false, incomplete, or misleading information may be prosecuted under state law.

     FOR AZ APPLICANTS: On written request, the Company is required to provide you, within a reasonable time, factual information regarding the benefits and provisions of your annuity contract. If, for any reason you are not satisfied with your annuity contract, you may return it within ten days, OR WITHIN THIRTY DAYS IF YOU ARE SIXTY-FIVE YEARS OF AGE OR OLDER ON THE DATE OF
     THE APPLICATION FOR YOUR ANNUITY CONTRACT, after the contract is delivered and receive a refund of all monies paid. For your protection, state law required the following statements to appear on this form. Any person who knowingly presents a false or fraudulent claim for payment of a loss is subject to criminal and civil penalties.

     FOR CO APPLICANTS: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

     FOR DE, ID, IN, OK APPLICANTS: Any person who knowingly and with intent to injure, defraud, or deceive an insurance company files a statement of claim containing false, incomplete, or misleading information is guilty of a felony.

     FOR DC APPLICANTS: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

     FOR FL APPLICANTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY ISSUER FILES A STATEMENT OF
     CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

     FOR KY, NE, PA APPLICANTS: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

     FOR MD APPLICANTS: Any person who knowingly and willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     FOR ME, TN, VA, WA APPLICANTS: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

     FOR NJ APPLICANTS: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

     FOR NM APPLICANTS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

     FOR OH RESIDENTS: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits
     an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.                     (6)

     FOR OR, VT RESIDENTS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.]

9    MILITARY SALES

     Is the annuitant or owner an active member of the U.S. Armed Forces?   [ ] Yes*   [X] No (default)

*    If you answered "Yes", please complete and attach a "Military Personnel Financial Services Disclosure" form (available on
     www.jhannuities.com). This product is not specifically designed for or marketed to active duty military personnel. Applications not complying with our military sales procedures will not be accepted.
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                            Page 3 of 4                            MVAAPPEX 8/09

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                                                      [MVA Product Application]

10   ACKNOWLEDGMENTS/SIGNATURES

     STATEMENT OF APPLICANT: I/We agree that the contract/certificate I/we have applied for shall not take effect until the later of: (1) the issuance of the contract/certificate, or (2) receipt by the company at its Annuity Service Office of the first payment required under the contract/certificate. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded.

     [ ] YES*   [ ] NO   Does the annuitant or owner have existing individual life insurance policies or annuity contracts?

     [ ] YES*   [ ] NO   Will this contract replace or change any existing life insurance or annuity in this or any other company?

*    If you answered "YES" to either question, please complete below and attach a state replacement form (if applicable). Please see reference guide in the forms booklet.

     ____________________________________________   ______________________ [ ] Annuity   [ ] Life Insurance
     Issuing Company                                Contract Number

     I/WE UNDERSTAND THAT UNLESS I/WE ELECT OTHERWISE, THE MATURITY DATE WILL BE THE ANNUITANT'S 95TH BIRTHDAY ALTERNATE MATURITY
     DATE_____________________________.

     I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS AND UNDERSTAND THAT BECAUSE OF THE MARKET VALUE ADJUSTMENT PROVISION OF THE
     CONTRACT/CERTIFICATE THE AMOUNT I RECEIVE UPON WITHDRAWAL OR ANNUITIZATION MAY VARY FROM THE REPORTED ACCOUNT VALUE.

     I/WE CONFIRM A REVIEW OF MY/OUR INVESTMENT OBJECTIVES, TAX, LIQUIDITY, AND FINANCIAL STATUSES WAS OFFERED TO ME/US.

     I/WE HAVE READ THE APPLICABLE FRAUD STATEMENT CONTAINED IN THE STATE DISCLOSURES SECTION.

     TO THE BEST OF MY KNOWLEDGE AND BELIEF, THE STATEMENTS IN THIS APPLICATION ARE TRUE AND COMPLETE.

     I/WE AM/ARE EITHER A CITIZEN OR RESIDENT ALIEN OF THE UNITED STATES OF AMERICA.


SIGN
HERE OWNER:                         --------------------------------------------   ____________________________________   __________
                                    Signature                                      City, State (signed in)                Date


SIGN
HERE CO-OWNER:                      --------------------------------------------   ____________________________________   __________
                                    Signature                                      City, State (signed in)                Date


SIGN ANNUITANT:                     --------------------------------------------   ____________________________________   __________
HERE (If different from owner)      Signature                                      City, State (signed in)                Date


SIGN CO-ANNUITANT:                  --------------------------------------------   ____________________________________   __________
HERE (If different from co-owner)   Signature                                      City, State (signed in)                Date

11   FINANCIAL ADVISOR INFORMATION

     A.   CERTIFICATION: I HAVE TRULY AND ACCURATELY RECORDED THE INFORMATION PROVIDED BY THE APPLICANT AND I HAVE DETERMINED THAT
          THE ANNUITY CONTRACT/CERTIFICATE APPLIED FOR IS A SUITABLE INVESTMENT FOR THE APPLICANT.

     [ ] YES   [ ] NO   Does the annuitant or owner have existing individual life insurance policies or annuity contracts?

     [ ] YES   [ ] NO   Will this contract/certificate replace or change any existing life insurance or annuity in this or any other company?

     [B. OPTION [ ] A   [ ] B   [ ] C   (If left blank, option will default to your firm's Selling Agreement.)]                  (7)

     IF YES, COMPLETE APPLICABLE STATE REPLACEMENT FORMS.

     __________________________________________________   ________________________________________   _______________________________
     Printed name                                         Telephone Number                           State License ID

     __________________________________________________   ________________________________________   _______________________________
SIGN Broker/Dealer Firm                                   Broker/Dealer Rep Number                     Email Address
HERE


     --------------------------------------------------
     Signature
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                            Page 4 of 4                            MVAAPPEX 8/09